UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number: 811-21532

Frank Funds

(Exact Name of Registrant as Specified in Charter)

6 Stacy Court, Parsippany, NJ  07054

(Address of Principal Executive Offices)  (Zip Code)

Alfred C. Frank, Frank Capital Partners LLC

6 Stacy Court, Parsippany, NJ  07054

(Name and Address of Agent for Service)

With copy to:

JoAnn M. Strasser, Thompson Hine LLP

312 Walnut Street, 14th Floor, Cincinnati, Ohio  45202

Registrant’s Telephone Number, including Area Code:  973-887-7698

Date of fiscal year end: June 30

Date of reporting period: June 30, 2008

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public.  A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number.  Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Reports to Stockholders.

ANNUAL REPORT

FRANK VALUE FUND

June 30, 2008

FRANK VALUE FUND

MANAGERS COMMENTARY

June 30, 2008

Fiscal Year 2008

To our fellow shareholders,

The Frank Value Fund completed its 2008 fiscal year, which is the period from July 1, 2007 to June 30, 2008. During this period, the Fund returned -14.31% compared to -13.12% for the S&P 500 Index.

The return of the Fund trailed that of the S&P 500 during this period due to the underperformance of several companies. We purchased shares of student-loan facilitator First Marblehead in the spring of 2007. The ensuing lockup of all credit markets severely impaired First Marblehead’s student loan operation although the company remains solvent. We have a material loss on the shares but continue to hold them, as we believe the securitization market for student-loans will improve and First Marblehead will dominate the competition.

Also on the losing side, our investment in Pinnacle Airlines continued to underperform. This regional airline enjoys protection from fuel price fluctuations through its contract with Northwest Airlines. However, questions of Northwest’s solvency as well as difficult operating conditions caused a significant decline in stock price. Specifically, we believe that the Northwest contract as well as significant cash position will allow Pinnacle to weather the difficult operating environment. Your managers continue to hold their position in Pinnacle Airlines as they believe the business environment will strengthen in 2009.

The common stock of FTD Group and Hireright received buyout offers during the fiscal year. During the fiscal year, we realized a 4% gain on FTD and 80% on Hireright.

Other strong performers posted gains because of strong operational results. One such position, Berkshire Hathaway, is a conglomerate of businesses managed by Warren Buffett. Your managers established a position in Berkshire Hathaway after the insurance divisions incurred large expenses after the hurricanes of 2005. The fear in the insurance markets allowed Buffett and his managers to write extremely profitable businesses in the months following the hurricanes. The following year investors realized this business would turn into large profits for Berkshire Hathaway and bid up the stock. We sold our position during the past fiscal year for a 34% gain.

FRANK VALUE FUND

MANAGERS COMMENTARY (Continued)

June 30, 2008

At the end of the past fiscal year, the markets declined strongly, resulting in numerous new investment opportunities. In fact, your portfolio managers were buying much more often than selling. Our cash remains available to be deployed when good companies become available in the market at cheap prices.

Thank you for your investment. We look forward to continue working with you.

Sincerely,

Alfred and Brian Frank

Frank Value Fund Portfolio Managers

FRANK VALUE FUND

PORTFOLIO ANALYSIS

June 30, 2008 (Unaudited)

The following chart gives a visual breakdown of the Fund by the industry sectors the underlying securities represent as a percentage of the portfolio of investments.

FRANK VALUE FUND

PERFORMANCE ILLUSTRATION

June 30, 2008

AVERAGE ANNUAL RATE OF RETURN (%)

FOR PERIOD ENDED JUNE 30, 2008

	1 Year	Since Inception (7/21/2004)
Frank Value Fund	(14.31)%	5.87%
S&P 500 Index	(13.12)%	5.79%

20,000
15,000
10,000
5,000
0
Frank Value Fund
S&P 500 Index
Inception Date: 7/21/2004
$12,522
$12,487
Jun-04
Sep-04
Dec-04
Mar-05
Jun-05
Sep-05
Dec-05
Mar-06
Jun-06
Sep-06
Dec-06
Mar-07
Jun-07
Sep-07
Dec-07
Mar-08
Jun-08

This chart assumes an initial investment of $10,000 made on 7/21/2004 (commencement of operations).  Total return is based on the net change in NAV and assumes reinvestment of all dividends and other distributions. Performance figures represent past performance which is not predictive of future performance.   Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

The Standard & Poor’s 500 Index (“S&P 500”) is a market value-weighted index, representing the aggregate market value of the common equity of 500 stocks primarily traded on the New York Stock Exchange.  The S&P 500 is a widely recognized, unmanaged index of common stock prices.  The figures for the S&P 500 reflect all dividends reinvested but do not reflect any deductions for fees, expenses or taxes.

The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the redemption of fund shares.

Current performance may be lower or higher than the performance data quoted.  To obtain performance data current to the most recent month end, please call (888)-217-5426.

FRANK VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2008

Shares		Value

COMMON STOCKS - 90.10%

Air Transportation, Scheduled - 0.50%
1,532	Pinnacle Airlines Corp. *	$ 4,841

Cable & Other Pay Television Services - 3.64%
960	Liberty Global, Inc. - Class A *	30,173
168	Liberty Global, Inc. - Series C *	5,100
		35,273
Communications Equipment, NEC - 1.84%
2,240	Lojack Corp. *	17,830

Concrete, Gypsum & Plaster Products - 3.19%
1,045	Usg Corp. *	30,901

Electric Services - 2.67%
660	Mirant Corp. *	25,839

Electronic Computers - 3.80%
1,678	Dell, Inc. *	36,715

Federal & Federally-Sponsored Credit Agencies - 1.91%
1,128	Federal Home Loan Mortgage Corp.	18,499

Finance Services - 9.45%
1,205	American Express Company	45,392
1,143	Americredit Corp. *	9,853
1,723	Broadridge Financial Solutions, Inc.	36,269
		91,514
Hospital & Medical Service Plans - 2.48%
665	Wellcare Health Plans, Inc. *	24,040

Household Furniture - 1.12%
1,394	Tempur-Pedic International, Inc.	10,887

The accompanying notes are an integral part of these financial statements

FRANK VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2008

Shares		Value

Men's & Boys' Furnishings, Work Clothing, and Allied Garments - 2.27%
829	Cintas Corp.	21,977

Miscellaneous Furniture & Fixtures - 2.13%
1,694	Knoll, Inc.	20,582

Motorcycles, Bicycles & Parts - 2.49%
664	Harley Davidson, Inc.	24,077

Personal Credit Institutions - 0.43%
1,634	First Marblehead Corp.	4,199

Pharmaceutical Preparations - 7.16%
1,007	NBTY, Inc. *	32,284
3,468	Prestige Brands Holdings, Inc. *	36,969
		69,253
Retail-Drug Stores And Proprietary Stores - 3.35%
2,649	Petmed Express, Inc. *	32,450

Retail-Eating Places - 2.95%
1,878	Nathans Famous, Inc. *	28,546

Retail-Home Furniture, Furnishings & Equipment Stores - 2.91%
1,003	Bed Bath & Beyond, Inc. *	28,184

Retail-Miscellaneous Shopping Goods Stores - 3.10%
1,263	Staples, Inc.	29,996

Retail-Radio, TV & Consumer Electronics Stores - 3.07%
751	Best Buy Co., Inc.	29,740

Retail-Variety Stores - 4.16%
714	Wal-Mart Stores, Inc.	40,127

The accompanying notes are an integral part of these financial statements

FRANK VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2008

Shares		Value

Services-Advertising Agencies - 2.77%
1,767	Valueclick, Inc. *	26,770

Services-Business Services, NEC - 5.70%
1,076	eBay, Inc. *	29,407
1,044	Western Union Co.	25,808
		55,215
Services-Computer Programming Services - 1.94%
1,085	Computer Programs & Systems, Inc.	18,803

Services-Consumer Credit Reporting, Collection Agencies - 2.59%
728	Moody's Corp.	25,072

Services-Help Supply Services - 2.79%
2,044	TrueBlue, Inc. *	27,001

Services-Mailing, Reproduction, Commercial Art & Photography - 2.73%
1,589	American Reprographics Co. *	26,457

Telegraph & Other Message Communications - 2.83%
1,191	J2 Global Communications, Inc. *	27,393

Water Transportation - 4.13%
7,119	Rand Logistics, Inc. *	39,938

TOTAL FOR COMMON STOCKS (Cost $1,027,623) - 90.10%		872,119

WARRANTS - 0.62%
8,069	Rand Logistics, Inc. *	5,971

TOTAL FOR WARRANTS (Cost $15,833) - 0.62%		5,971

The accompanying notes are an integral part of these financial statements

FRANK VALUE FUND

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2008

Shares		Value

SHORT TERM INVESTMENTS - 14.96%
144,839	First American Treasury Obligations Fund Class A 1.67% ** (Cost $144,839)	144,839

TOTAL INVESTMENTS (Cost $1,188,295) - 105.68%		1,022,929

LIABILITIES LESS OTHER ASSETS - (5.68)%		(54,978)

NET ASSETS - 100.00%		$ 967,951

* Non-income producing securities during the period.

** Variable rate security; the coupon rate shown represents the yield at June 30, 2008.

The accompanying notes are an integral part of these financial statements.

FRANK VALUE FUND

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2008

Assets:
Investments in Securities, at Value (Cost $1,188,295)	$ 1,022,929
Receivables:
Dividends and Interest	279
Total Assets	1,023,208
Liabilities:
Payables:
Securities Purchased	53,955
Accrued Management Fees	1,302
Total Liabilities	55,257
Net Assets	$ 967,951

Net Assets Consist of:
Paid In Capital	$ 1,041,499
Accumulated Undistributed Realized Gain on Investments	91,818
Unrealized Depreciation in Value of Investments	(165,366)
Net Assets, for 92,892 Shares Outstanding	$ 967,951

Net Asset Value Per Share	$ 10.42

The accompanying notes are an integral part of these financial statements.

FRANK VALUE FUND

 STATEMENT OF OPERATIONS

For the Year Ended June 30, 2008

Investment Income:
Dividends	$ 7,578
Interest	2,910
Total Investment Income	10,488

Expenses:
Advisory Fees (Note 3)	13,641
Total Expenses	13,641

Net Investment Loss	(3,153)

Realized and Unrealized Gain (Loss) on Investments:
Realized Gain on Investments	118,970
Net Change in Unrealized Depreciation on Investments	(252,598)
Realized and Unrealized (Loss) on Investments	(133,628)

Net Decrease in Net Assets Resulting from Operations	$ (136,781)

The accompanying notes are an integral part of these financial statements.

FRANK VALUE FUND

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended
	6/30/2008	6/30/2007
Increase (Decrease) in Net Assets From Operations:
Net Investment Loss	$ (3,153)	$ (3,638)
Net Realized Gain on Investments	118,970	83,399
Unrealized Appreciation (Depreciation) on Investments	(252,598)	73,071
Net Increase (Decrease) in Net Assets Resulting from Operations	(136,781)	152,832

Distributions to Shareholders:
Net Investment Income	-	-
Realized Gains	(93,598)	(28,957)
Total Distributions Paid to Shareholders	(93,598)	(28,957)

Capital Share Transactions (Note 5)	345,770	229,725

Total Increase in Net Assets	115,391	353,600

Net Assets:
Beginning of Period	852,560	498,960

End of Period (Including Undistributed Net Investment Loss of ($3,153) and $0, respectively)	$ 967,951	$ 852,560

The accompanying notes are an integral part of these financial statements.

FRANK VALUE FUND

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout the period.

				Period *
	For the Years Ended			Ended
	6/30/2008	6/30/2007	6/30/2006	6/30/2005

Net Asset Value, at Beginning of Period	$ 13.61	$ 11.36	$ 10.76	$ 10.00

Income From Investment Operations:
Net Investment Loss **	(0.04)	(0.07)	(0.04)	(0.05)
Net Gain (Loss) on Securities (Realized and Unrealized)	(1.74)	2.90	0.92	0.81
Total from Investment Operations	(1.78)	2.83	0.88	0.76

Distributions:
Net Investment Income	-	-	-	-
Realized Gains	(1.41)	(0.58)	(0.28)	-
Total from Distributions	(1.41)	(0.58)	(0.28)	-

Net Asset Value, at End of Period	$ 10.42	$ 13.61	$ 11.36	$ 10.76

Total Return ***	(14.31)%	25.41%	8.30%	7.60% (a)

Ratios/Supplemental Data:
Net Assets at End of Period (Thousands)	$ 968	$ 853	$ 499	$ 271
Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%	1.50% (b)
Ratio of Net Investment Loss to Average Net Assets	(0.35)%	(0.54)%	(0.35)%	(0.49)% (b)
Portfolio Turnover	63.03%	72.06%	45.25%	18.20%

* For the Period July 21, 2004 (commencement of investment operations) through June 30, 2005.

** Per share net investment loss has been determined on the basis of average shares outstanding during the period.

*** Assumes reinvestment of dividends.

(a) Not Annualized

(b) Annualized

The accompanying notes are an integral part of these financial statements.

FRANK VALUE FUND

NOTES TO FINANCIAL STATEMENTS

June 30, 2008

Note 1. Organization

Frank Value Fund (the “Fund”), is a non-diversified series of the Frank Funds (the “Trust”), an open-end regulated investment company that was organized as an Ohio business trust on February 12, 2004. The Trust is permitted to issue an unlimited number of shares of beneficial interest of separate series, each series representing a distinct fund with its own investment objective and policies.  At present, there is only one series authorized by the Trust.  Frank Capital Partners LLC is the adviser to the Fund (the “Adviser”).  The Fund’s investment objective is to provide long-term capital appreciation. The Fund’s principal investment strategy is value investing.  The Fund commenced operations on July 21, 2004.

Note 2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies employed by the Fund in preparing its financial statements:

Security Valuation- Equity securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  Securities that are traded on any stock exchange or on the NASDAQ over-the-counter market are generally valued by the pricing service at the last quoted sale price.  Lacking a last sale price, an equity security is generally valued by the pricing service at its last bid price.  When market quotations are not readily available, when the Adviser determines that the market quotation or the price provided by the pricing service does not accurately reflect the current market value, or when restricted or illiquid securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review by the Board of Trustees.

Fixed income securities generally are valued by using market quotations, but may be valued on the basis of prices furnished by a pricing service when the Adviser believes such prices accurately reflect the fair market value of such securities.  A pricing service utilizes electronic data processing techniques based on yield spreads relating to securities with similar characteristics to determine prices for normal institutional-size trading units of debt securities without regard to sale or bid prices.  If the Adviser decides that a price provided by the pricing service does not accurately reflect the fair market value of the securities, when prices are not readily available from a pricing service, or when restricted or

FRANK VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008

Note 2. Summary of Significant Accounting Policies (Continued)

illiquid securities are being valued, securities are valued at fair value as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees.  Short term investments in fixed income securities with maturities of less than 60 days when acquired, or which subsequently are within 60 days of maturity, are valued by using the amortized cost method of valuation, which the Board has determined will represent fair value.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above.  No single standard for determining fair value controls, since fair value depends upon the circumstances of each individual case.  As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale.  Methods which are in accord with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

Financial Futures Contracts   The Fund may invest in financial futures contracts solely for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in fair value caused by changes in market values or interest rates.  Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets, equal to a certain percentage of the contract amount (initial margin deposit).  Subsequent payments, known as “variation margin” are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the security.  The Fund recognizes a gain or loss equal to the daily variation margin.  Should market conditions move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

FRANK VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008

Note 2. Summary of Significant Accounting Policies (continued)

Share Valuation- The price (net asset value) of the shares of the Fund is normally determined as of 4:00 p.m., Eastern time on each day the Fund is open for business and on any other day on which there is sufficient trading in the Fund’s securities to materially affect the net asset value. The Fund is normally open for business on every day except Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King Day, Presidents Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

Security Transaction Timing- Security transactions are recorded on the dates transactions are entered into (the trade dates).  Dividend income and distributions to shareholders are recognized on the ex-dividend date.  Interest income is recognized on an accrual basis.  The Fund uses the identified cost basis in computing gain or loss on sale of investment securities.  Discounts and premiums on securities purchased are amortized over the life of the respective securities.  Withholding taxes on foreign dividends are provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

Income Taxes- The Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any realized capital gains. It is the Fund's policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Service.  This Internal Revenue Service requirement may cause an excess of distributions over the book year-end accumulated income.

Distributions to Shareholders-   The Fund intends to distribute to its shareholders substantially all of its net realized capital gains and net investment income, if any, at year-end. Distributions will be recorded on ex-dividend date. See Note 7.

Use of Estimates- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the

FRANK VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008

Note 2. Summary of Significant Accounting Policies (continued)

financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

Other- Generally accepted accounting principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid in capital.

Note 3. Investment Management Agreement

The Trust has a Management Agreement with the Adviser. Under the terms of the Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, pays fees and expenses incurred by the Fund, including but not limited to, legal, auditing, accounting, and expenses of the custodian, along with equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all its officers and employees that serve as officers and trustees of the Trust.  The Adviser pays all ordinary operating expenses of the Fund except brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), acquired fund fees and expenses, and extraordinary expenses. For its services and the payment of Fund ordinary operating expenses, the Adviser receives an annual investment management fee of 1.50% of the average daily net assets of the Fund. For the year ending June 30, 2008, the Adviser earned a fee of $13,641 from the Fund. As of June 30, 2008 the Fund owed the Adviser $1,302.

Note 4. Related Party Transactions

Alfred C. Frank and Brian J. Frank are the control persons of the Adviser. Alfred Frank also serves as a trustee and officer of the Trust. Brian Frank also serves as an officer of the Trust. Both Alfred Frank and Brian Frank receive benefits from the Adviser resulting from management fees paid to the Adviser by the Fund.

Trustees who are not interested persons of the Fund were paid a total of $1,200 in Trustee fees by the Fund’s Advisor for the year ended June 30, 2008.

FRANK VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008

Note 5. Capital Share Transactions

The Fund is authorized to issue an unlimited number of shares of separate series.  The total paid-in capital as of June 30, 2008 was $1,041,499.  Transactions in capital were as follows:

	July 1, 2007 through June 30, 2008		July 1, 2006 through June 30, 2007

	Shares	Amount	Shares	Amount
Shares sold	23,681	$267,172	16,403	$200,768
Shares reinvested	7,925	93,598	2,333	28,957
Shares redeemed	(1,376)	(15,000)	-	-
	30,230	$345,770	18,736	$229,725

Note 6. Investment Transactions

For the year ended June 30, 2008, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $833,893 and $520,319 respectively.

Note 7. Tax Matters

For Federal income tax purposes, the cost of investments owned at June 30, 2008 was $1,188,295, including short-term investments.

On December 27, 2007 a distribution of $0.6183 per share was declared of short term capital gains and a distribution of $0.7897 per share was declared of long term capital gains.  The distribution was paid on December 27, 2007 to shareholders of record on December 26, 2007.

The tax character of the distribution paid was as follows:

Distributions paid from:
Ordinary income	$41,102
Long term capital gain	52,496
$93,598

FRANK VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008

Note 7. Tax Matters (Continued)

At June 30, 2008, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	Depreciation	Net Appreciation(Depreciation)
$52,012	($217,378)	($165,366)

As of June 30, 2008 the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$39,597
Undistributed long-term capital gain	$52,221
Unrealized depreciation	$(165,366)

Note 8. Control and Ownership

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund, under Section 2(a)(9) of the Investment Company Act of 1940, as amended. As of June 30, 2008, members of the family of Alfred and Brian Frank owned approximately 35% of the Fund and may be deemed to control the Fund.

Note 9.  New Accounting Pronouncements

The Fund adopted Financial Accounting Standards Board (FASB) Interpretation No. 48 - Accounting for Uncertainty in Income Taxes on July 1, 2007. FASB Interpretation No. 48 requires the tax effects of certain tax positions to be recognized.  These tax positions must meet a “more likely than not” standard that based on their technical merits, they have a more than fifty percent likelihood of being sustained upon examination. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not of being sustained.  Management of the Fund does not believe that any adjustments were necessary to the financial statements at adoption.

In September 2006, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“FAS 157”).  FAS 157 defines fair value, establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about

FRANK VALUE FUND

NOTES TO FINANCIAL STATEMENTS (Continued)

June 30, 2008

Note 9.  New Accounting Pronouncements (Continued)

fair value measurements.  FAS 157 establishes a fair value hierarchy that distinguishes between (1) market participant assumptions developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) the reporting entity’s own assumptions about market participant assumptions developed based on the best information available in the circumstances (unobservable inputs).  FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and is to be applied prospectively as of the beginning of the fiscal year in which FAS 157 is initially applied.  Management is currently evaluating the application of FAS 157 to the Fund and will provide additional information in relation to FAS 157 on the Fund’s semi-annual financial statements for the period ending December 31, 2008.

FRANK VALUE FUND

AUDITOR OPINION

June 30, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

   of Frank Value Fund,

   a Series of the Frank Funds

We have audited the accompanying statement of assets and liabilities of Frank Value Fund, (the "Fund"), a series of the Frank Funds (the “Trust”), including the schedule of investments, as of June 30, 2008 and the related statements of operations for the year then ended, changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, and for the period July 21, 2004 (commencement of investment operations) through June 30, 2005.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities and cash owned as of June 30, 2008, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Frank Value Fund, a series of the Frank Funds, as of June 30, 2008, the results of its operations, changes in its net assets and the financial highlights for the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Abington, Pennsylvania	Sanville & Company
August 20, 2008

FRANK VALUE FUND

EXPENSE ILLUSTRATION (Unaudited)

June 30, 2008

Expense Example

As a shareholder of the Frank Value Fund, you incur ongoing costs which typically consist of management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2008 through June 30, 2008.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value	Ending Account Value	Expenses Paid During the Period *
	January 1, 2008	June 30, 2008	January 1, 2008 to June 30, 2008

Actual	$1,000.00	$882.30	$7.02
Hypothetical (5% Annual Return before expenses)	$1,000.00	$1,017.40	$7.52

* Expenses are equal to the Fund's annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).

FRANK VALUE FUND

TRUSTEES AND OFFICERS (Unaudited)

June 30, 2008

The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the Investment Company Act of 1940. Each Trustee has an indefinite term.

Name, Address and Age	Position & Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Matthew D.L. Deutsch, 6 Stacy Ct. Parsippany, NJ 07054, Age: 26	Trustee since June 2004.

CEO of Deutsch & Thomas, Inc., a seller of professional business plans, September 2005 to present; Investment Strategist and Director, M.D.L. Deutsch and Company, an investment management company, February 2003 to September 2005; Student, New York University, Economics major, August 2000 to May 2004.

Jason W. Frey, 6 Stacy Ct. Parsippany, NJ 07054, Age: 28	Trustee since June 2004.

Software Developer, ManageIQ, Inc., a virtualization software company, October 2007 to present; Product Developer, Metavante Corporation (f.k.a. Prime Associates, Inc), a banking software development company, September 2002 to October 2007.

Jenny Roberts 6 Stacy Ct. Parsippany, NJ 07054, Age: 59	Trustee since June 2004.	Private investor, 2006 to present; Member, New York Stock Exchange, April 1999 to 2005.

FRANK VALUE FUND

TRUSTEES AND OFFICERS (Unaudited)

June 30, 2008 (Continued)

The following table provides information regarding each Trustee who is an “interested person” of the Trust, as defined in the Investment Company Act of 1940, and each officer of the Trust. Each Trustee and Officer of the Trust has an indefinite term.

Name, Address, and Age	Position and Length of Time Served with the Trust	Principal Occupations During Past 5 Years and Current Directorships
Alfred C. Frank[1] 6 Stacy Ct. Parsippany, NJ 07054, Age: 28	Trustee since February 2004; President since June 2004.

President of Frank Capital Partners LLC since June 2003; Research Analyst, Manley Asset Management, May 2003 to August 2003; Broker Assistant, Hennion & Walsh, a fixed-income brokerage firm, January 2002 to April 2002.

Brian J. Frank[1] 6 Stacy Ct. Parsippany, NJ 07054, Age: 26	Treasurer and Chief Compliance Officer since June 2004.

Chief Financial Officer of Frank Capital Partners LLC since June 2003; Intern, Lightyear Capital, a private equity fund, April 2002 to April 2003; Student, New York University, Accounting and Finance major,  August 2000 to May 2004.

1 Alfred C. Frank is considered an "Interested” Trustee as defined in the Investment Company Act of 1940, as amended, because he is affiliated with the Adviser.  Alfred Frank and Brian Frank are brothers.

FRANK VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

June 30, 2008

The Fund's Statement of Additional Information ("SAI") includes additional information about the trustees and is available, without charge, upon request.  You may call toll-free (888) 217-5426 to request a copy of the SAI or to make shareholder inquiries.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies during the most recent 12-month period ended June 30 are available without charge upon request by (1) calling the Fund at (888) 217-5426 and (2) from Fund documents filed with the Securities and Exchange Commission ("SEC") on the SEC's website at www.sec.gov.

The Fund files a complete schedule of investments with the SEC for the first and third quarter of each fiscal year on Form N-Q.  The Fund’s first and third fiscal quarters end on September 30 and March 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The Fund’s Forms N-Q are available on the SEC’s website at http://sec.gov, or they may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operation of the Public Reference Room).  You may also obtain copies by calling the Fund at (888) 217-5426.

APPROVAL OF MANAGEMENT AGREEMENT

The Management Agreement was approved by the Board of Trustees (the “Trustees”), including a majority of the Trustees who are not interested persons of the Trust or interested parties to the Management Agreement (collectively, the “Independent Trustees”), at an in-person meeting held on June 17, 2008.  The Trustees reviewed a memorandum prepared by Counsel to the Independent Trustees describing the Trustees' duties when considering the Management Agreement renewal.  As to the nature, extent, and quality of the services provided by the Adviser, the Board considered the Adviser's investment philosophy.  In addition, the Trustees reviewed the Adviser's Form ADV Parts I and II, which described the operations and policies of the Adviser.  The Trustees reviewed a report prepared by the Adviser for the Trustees with information relevant to their deliberations (the “Report”).  The Report included information regarding, among other things, the personnel of the Adviser and the Adviser's compliance activities.  The Adviser certified to the Board that it had complied with the Trust's Code of Ethics.  Based on this information and their discussions with the President of the Adviser, the Trustees concluded that the Adviser has provided high quality advisory services to the Fund, and that the nature and

FRANK VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

June 30, 2008 (Continued)

extent of services provided by the Adviser were reasonable and consistent with the Board's expectations.

As to the Fund's performance, the Trustees reviewed information in the Report regarding the Fund's returns since inception and for the year ended March 31, 2008.  The Fund's performance was compared to a peer group of mutual funds, as well as the S&P 500 Index.  The peer group was assembled by the Adviser and consisted primarily of value funds. The Board noted that the Fund outperformed the S&P 500 in each of the last two calendar years, and was satisfied with the Fund's performance.

The Trustees then reviewed information in the Report comparing the expense ratio of the Fund to those of the peer group.  The President of the Adviser noted that the Report indicates an expense ratio of 1.50%, which is nearly equal to the 1.37% peer group average. The Board agreed that the expense ratio compared favorably to the peer group and that the management fee was fair and reasonable considering the assets in the Fund.

The President of the Adviser, described the all-in fee structure of the Fund, where the Adviser receives a flat 1.50% management fee and pays all the Fund’s expenses with the exception of brokerage commissions, taxes, borrowing costs (such as interest and dividend expense of securities sold short), and extraordinary expenses. He noted that the Fund’s annualized under-performance of its benchmark is 39 basis points while its fee is 13 basis points higher than the industry average. The President of the Adviser stated that he believed that the Fund’s value investing strategy was out of favor during the fiscal year and he expected the Fund to outperform its benchmark over time.

As to profits realized by the Adviser, the Board reviewed information regarding the Adviser's income and expense statement for 2007. The Board concluded that, with the assurance of the President and Treasurer of the Adviser that they personally guarantee the obligations of the Adviser, the Adviser has adequate resources to fulfill its responsibilities under the Agreement.  The Board noted that it believes the Adviser is doing a great job managing costs for the Fund. They observed that the Adviser is keeping costs low by performing much of the work that would normally be performed by third parties, such as preparation of board minutes and exhibits. The Board noted that the Adviser has not been profitable with respect to the Fund. The Board then discussed additional benefits received by the Adviser from the Fund, and agreed there were none. They

FRANK VALUE FUND

ADDITIONAL INFORMATION (Unaudited)

June 30, 2008 (Continued)

concluded that the Adviser was not excessively profitable, and that a discussion of economies of scale was not relevant at this time due to the small size of the Fund.  The Trustees determined that the overall arrangement provided under the terms of the Agreement was a reasonable business arrangement, and that the approval of the Agreement was in the best interests of the Trust and the Fund’s shareholders.  Accordingly, they approved the continuation of the Management Agreement for an additional year.

Board of Trustees

Alfred C. Frank

Matthew D. L. Deutsch

Jason W. Frey

Jenny Roberts

Investment Adviser

Frank Capital Partners LLC

6 Stacy Court

Parsippany, NJ 07054

Dividend Paying Agent,

Shareholders’ Servicing Agent,

Transfer Agent

Mutual Shareholder Services, LLC

Custodian

U.S. Bank, NA

Independent Registered Public Accounting Firm

Sanville & Company

Legal Counsel

Thompson Hine LLP

This report is provided for the general information of the shareholders of the Frank Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer and the principal financial officer. The registrant has not made any amendments to its code of ethics during the covered period. The registrant has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that the registrant does not have an audit committee financial expert. This is because the registrant believes that the experience provided by each member of the audit committee together offers the registrant adequate oversight for the registrant's level of financial complexity.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FY 2007

$ 9,000

FY 2008

$ 10,000

(b)

Audit-Related Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

FY 2008

$ 0

$ 0

 (c)

Tax Fees

Registrant

Adviser

FY 2007

$ 1,000

$ 0

FY 2008

$ 1,200

$ 0

Nature of the fees:

Preparation of tax returns

(d)

All Other Fees

Registrant

Adviser

FY 2007

$ 0

$ 0

FY 2008

$ 0

$ 0

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The audit committee has not adopted pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

(2)

Percentages of Services Approved by the Audit Committee

None of the services described in paragraph (b) through (d) of this Item were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

During audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

Registrant

Adviser

FY 2007

$ 1,000

$ 0

FY 2008

$ 1,200

$ 0

(h)

Not applicable.  The auditor performed no services for the registrant's investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant.

Item 5. Audit Committee of Listed Companies.  Not applicable.

Item 6.  Schedule of Investments.  Not applicable – schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable.

Item 8.  Portfolio Managers of Closed-End Funds.  Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant's board of trustees.

Item 11.  Controls and Procedures.

(a)

Disclosure Controls & Procedures.  Principal executive and financial officers have concluded that Registrant’s disclosure controls & procedures are effective based on their evaluation as of a date within 90 days of the filing date of this report.

(b)

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal half-year that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

EX-99.CODE ETH.  Filed herwith.

(a)(2)

EX-99.CERT.  Filed herewith.

(a)(3)

Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable.

(b)

EX-99.906CERT.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Frank Funds

By /s/Alfred C. Frank, President

     Alfred C. Frank

     President

Date: September 3, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/Alfred C. Frank, President

      Alfred C. Frank

      President

Date September 3, 2008

By /s/Brian J. Frank

      Brian J. Frank

      Treasurer

Date September 3, 2008